CERTIFICATION PURSUANT TO RULE 30A-2(b) UNDER THE 1940 ACT
                   AND SECTION 906 OF THE SARBANES-OXLEY ACT

I, Douglas Lindgren, Principal Executive Officer of UBS Tamarack International Fund L.L.C. (the "Registrant"), certify that:

     1. The Form N-CSR of the Registrant (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

     2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.


Date:     August 24, 2007          /s/ Douglas Lindgren
          ---------------          ---------------------------------------------
                                   Douglas Lindgren, Principal Executive Officer
                                   (principal executive officer)


I, Robert Aufenanger, Principal Accounting Officer of UBS Tamarack International Fund L.L.C. (the "Registrant"), certify that:

     1. The Form N-CSR of the Registrant (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

     2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.


Date:     August 24, 2007        /s/ Robert Aufenanger
          ---------------        -----------------------------------------------
                                 Robert Aufenanger, Principal Accounting Officer
                                 (principal financial officer)